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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02239

                          Pioneer Interest Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2005 through December 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    INTEREST
                                     SHARES

                                     Annual
                                     Report

                                    12/31/05

                                 [Logo] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                       1

Portfolio Summary                                                           2

Prices and Distributions                                                    3

Performance Update                                                          4

Portfolio Management Discussion                                             5

Schedule of Investments                                                     9

Financial Statements                                                       18

Notes to Financial Statements                                              22

Report of Independent Registered Public Accounting Firm                    27

Results of Shareholder Meeting                                             28

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                    30

Trustees, Officers and Service Providers                                   35

Pioneer Interest Shares

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Treasury/Agency                        72.62%
A                                       2.16%
BBB                                    13.16%
BB                                      8.94%
B                                       3.12%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

0-1 Years                                 5.0%
1-3 Years                                23.1%
3-4 Years                                23.2%
4-6 Years                                25.8%
6-8 Years                                11.0%
8+ Years                                 11.9%

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.    Government National Mortgage Association, 6.00%, 3/15/33         3.69%
 2.    U.S. Treasury Notes, 5.375%, 2/15/31                             3.43
 3.    U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11        2.39
 4.    Federal Home Loan Mortgage Corp., 6.0%, 7/1/34                   2.38
 5.    U.S. Treasury Notes, 4.875%, 2/15/12                             2.25
 6.    U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15      2.03
 7.    Federal National Mortgage Association, 5.5%, 9/1/19              1.66
 8.    U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12      1.63
 9.    Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                   1.57
10.    Government National Mortgage Association, 5.5%, 7/15/34          1.54

This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Common Share                12/31/05        12/31/04
                                 $12.30          $12.61

Market Value
per Common Share                12/31/05        12/31/04
                                 $10.85          $11.45

Distributions
per Common Share                Income        Short-Term        Long-Term
(1/1/05 - 12/31/05)            Dividends     Capital Gains    Capital Gains
                                 $0.62           $ -              $ -

Pioneer Interest Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer Interest Shares at market value, compared to that of the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
DOCUMENT.]

Value of $10,000 Investment

                    Pioneer Interest                Lehman Brothers
                    Shares                          Aggregate Bond Index
12/95               $10,000                         $10,000
                    $10,327                         $10,363
12/97               $12,169                         $11,364
                    $12,731                         $12,351
12/99               $10,445                         $12,249
                    $12,488                         $13,673
12/01               $13,628                         $14,828
                    $14,389                         $16,348
12/03               $15,670                         $17,019
                    $16,530                         $17,758
12/05               $16,485                         $18,189

Cumulative Total Returns
(As of December 31, 2005)
                           Net Asset
                             Value           Market
Period                       (NAV)           Price
10 Years                     5.91%           5.13%
5 Years                      6.00%           5.71%
1 Year                       2.51%           0.11%


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

Fixed income investments produced modest if generally positive returns during 2005. Rising interest rates for bonds of most maturities caused some price erosion, although not enough to erase the positive benefits of income produced by bonds. Returns across most sectors of the domestic bond market were remarkably similar. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Interest Shares during the 12 months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

Q:   How did the Fund perform during the 12 months ended December 31, 2005?

A: Pioneer Interest Shares had a total return of 2.51% at net asset value and 0.11% at market price for the year. During the same 12 months, the benchmark Lehman Aggregate Bond Index returned 0.11%. The Fund's shares were selling at an 11.8% discount to its net asset value on December 31, 2005. The Fund's 30-day SEC yield was 5.16% on that date.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   How would you describe the overall investment environment during the year?

A: The Federal Reserve Board tightened monetary policy throughout the year as the economy continued to grow steadily. The central bank raised the key fed funds rate eight different times during the period as the rate rose from 2.25% to 4.25% by the end of 2005. While the rate hikes were widely expected, they nevertheless had an impact on the financial markets. Yields on most maturities rose, and prices declined during the period. That particularly affected two-, five- and ten-year Treasuries the most. The principal exception was the 30-year Treasury bond, where the yields actually declined. Over the year, the difference between the yields of shorter- and longer-term securities grew smaller - the yield curve flattened. At year's end, the yield curve had inverted in some places. This

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

     phenomenon, when interest rates of shorter maturity securities become higher than some longer maturity securities, is a reversal of the usual relationships and has been associated with a relatively restrictive Federal Reserve monetary policy. Because of the flattening of the yield curve, performance of fixed income portfolios was heavily influenced by the distribution of maturities in the portfolio. Intermediate term bonds, in the middle of the yield curve, tended to perform relatively poorly.

     Corporate bonds delivered modestly positive results, with both investment grade and high yield producing similar results on a total return basis. The primary difference was that high yield bonds tended to lose more principal, although the higher income of these lower-rated securities made up the difference on a total return basis.

     Mortgages generally outperformed corporate bonds as well as Treasuries, as they offered relatively good yield with less principal loss than other sectors.

Q:   What led the Fund to outperform its benchmark?

A: The Fund's modest outperformance against its benchmark at net asset value was a result of our yield-oriented strategy, emphasis on mortgage-backed securities over treasuries, and individual security selection.

     Our investment holdings had a higher average yield than the Lehman index, which helped relative results. In addition, we were well positioned on the yield curve, with a greater emphasis on higher-yielding, longer-maturity bonds that outperformed intermediates. We also emphasized mortgage-backed securities, one of the better performing parts of the market. Approximately 52.6% of the Fund assets were invested in mortgages at the end of the year. Treasury and agencies, including an increased investment in Treasury Inflation Protected Securities (TIPS), accounted for 17.8% of assets. In the corporate sector, we held more investment grade bonds than high yield bonds, as we reduced our investments in below-investment grade bonds to about 11.6% of Fund assets at the end of the year, compared to 14.3% at mid-year.

     Within our corporate holdings, we de-emphasized the automotive sector, which helped performance. However, we did hold some bonds issued by Ford and we also had investments in securities issued by automotive components company Delphi, which filed for

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     bankruptcy during the year. Both investments held back results. Another investment that detracted from the Fund's return was our holding of bonds of retailer Toys 'R Us, which went through a leveraged buyout that disadvantaged existing bondholders.

     Our overall security selection was positive, though. Noteworthy positive contributors among our corporate holdings included securities of several insurance companies, including: UnumProvident, which specializes in disability insurances; Kingsway America, an automobile insurance company; and Ohio Casualty, a property-and-casualty insurer.

     We also had success investing in bonds backed by liability lawsuit settlements between states and the tobacco companies. While these bonds were tax-exempt, we found them unusually attractive in price. They appreciated in value as the liability risks of the tobacco industry appeared to decline during the year because of several favorable court rulings.

     Our current emphasis on higher quality securities also was a positive influence. At the end of 2005, average credit quality of our holdings was AA-. Effective duration, a measure of sensitivity to changes in interest rates - was 4.77 years.

Q:   What is your investment outlook?

A: We anticipate that the pace of economic growth may slow in 2006, but the economy should continue to be healthy. The Federal Reserve Board may continue to raise short-term rates in the early part of the year, but we don't anticipate that monetary policy will become so restrictive as to push the economy into recession.

     At a time when spreads - or the differences between yields - are tight between yields of fixed income securities of different credit quality, we expect to continue to upgrade overall credit quality. We anticipate continuing to emphasize mortgage-backed securities over corporate bonds and to maintain a focus on TIPS in our Treasury positions. Increased corporate merger-and-acquisition activity poses a potential threat to holders of investment grade, corporate bonds, as many merger deals benefit shareholders more than bondholders.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                              Value
                              ASSET BACKED SECURITIES - 2.3%
                              Diversified Financials - 1.5%
                              Diversified Finance Services - 1.5%
$  262,891      BB-/Ba2       Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)    $   268,264
   651,595      BBB-/Baa2     PF Export Receivable Master Trust, 6.436%,
                                6/1/15 (144A)                                          650,591
   416,361      BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)          423,248
                                                                                   -----------
                                                                                   $ 1,342,103
                                                                                   -----------
                              Total Diversified Financials                         $ 1,342,103
                                                                                   -----------
                              Utilities - 0.8%
                              Electric Utilities - 0.8%
   400,995      BBB-/Baa3     FPL Energy America Wind LLC, 6.639%,
                                6/20/23 (144A)                                     $   416,975
   304,850      BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)          304,469
                                                                                   -----------
                                                                                   $   721,444
                                                                                   -----------
                              Total Utilities                                      $   721,444
                                                                                   -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $2,051,950)                                    $ 2,063,547
                                                                                   -----------
                              CORPORATE BONDS - 24.8%
                              Energy - 1.7%
                              Oil & Gas Equipment And Services - 0.3%
   275,000      B+/Ba3        Holly Energy Partners LP, 6.25%, 3/1/15              $   266,406
                                                                                   -----------
                              Oil & Gas Exploration & Production - 0.9%
   750,000      BBB-/Baa3     Gazprom International SA., 7.201%, 2/1/20 (144A)     $   801,375
                                                                                   -----------
                              Oil & Gas Refining & Marketing - 0.5%
   115,000      BBB/Baa2      Boardwalk Pipelines LLC, 5.5%, 2/1/17                $   114,055
   335,000      BB-/Ba2       Semco Energy, Inc., 7.125%, 5/15/08                      340,449
                                                                                   -----------
                                                                                   $   454,504
                                                                                   -----------
                              Total Energy                                         $ 1,522,285
                                                                                   -----------
                              Materials - 2.6%
                              Aluminum - 0.6%
   590,000      B/B1          Novelis Inc., 7.25%, 02/15/15                        $   550,175
                                                                                   -----------
                              Commodity Chemicals - 0.8%
   200,000      B+/B1         Invista, 9.25%, 5/1/12 (144A)                        $   213,500
   500,000      BB+/Ba2       Nova Chemicals, Ltd., 6.5%, 1/15/12                      484,375
                                                                                   -----------
                                                                                   $   697,875
                                                                                   -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                     (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                        Value
                             Paper Packaging - 0.3%
$  296,000     BB-/B1        Abitibi-Consolidated, Inc., 6.95%, 12/15/06    $   298,220
                                                                            -----------
                             Paper Products - 0.8%
   750,000     B+/B1         Bowater Inc., 9.375%, 12/15/21                 $   742,500
                                                                            -----------
                             Specialty Chemicals - 0.1%
   100,000     BB/Ba1        Ferro Corp., 7.125%, 4/1/28                    $   101,724
                                                                            -----------
                             Total Materials                                $ 2,390,494
                                                                            -----------
                             Capital Goods - 0.5%
                             Electrical Component & Equipment - 0.2%
   160,000     NR/Ba1        Orcal Geothermal, 6.21%, 12/30/20 (144A)       $   160,446
                                                                            -----------
                             Trading Companies & Distributors - 0.3%
   325,000     BB+/Ba1       Noble Group, Ltd., 6.625%, 3/17/15 (144A)      $   299,288
                                                                            -----------
                             Total Capital Goods                            $   459,734
                                                                            -----------
                             Automobiles & Components - 0.9%
                             Auto Parts & Equipment - 0.4%
   340,000     B+/Ba2        Sun Sage BV, 8.25%, 3/26/09 (144A)             $   358,275
                                                                            -----------
                             Automobile Manufacturers - 0.5%
   575,000     BB+/Baa3      Ford Motor Credit Co., 5.7%, 1/15/10 (b)       $   488,786
                                                                            -----------
                             Total Automobiles & Components                 $   847,061
                                                                            -----------
                             Media - 1.2%
                             Broadcasting & Cable Television - 1.2%
 1,000,000     BBB+/Baa2     Comcast Cable Corp., 7.125%, 6/15/13           $ 1,086,941
                                                                            -----------
                             Total Media                                    $ 1,086,941
                                                                            -----------
                             Health Care Equipment & Services - 2.7%
                             Health Care Distributors - 0.8%
   715,000     BBB/Baa3      Cardinal Health, Inc., 6.0%, 1/15/06           $   715,172
                                                                            -----------
                             Health Care Facilities - 1.0%
   890,000     BB+/Ba2       HCA, Inc., 6.3%, 10/1/12                       $   894,444
                                                                            -----------
                             Health Care Supplies - 0.9%
   750,000     BBB/Baa3      Bausch & Lomb, 7.125%, 8/1/28                  $   811,585
                                                                            -----------
                             Total Health Care Equipment & Services         $ 2,421,201
                                                                            -----------
                             Diversified Financials - 3.0%
                             Consumer Finance - 0.8%
   815,000     A/A2          SLM Corp., Floating Rate Note, 7/25/14         $   766,320
                                                                            -----------
                             Investment Banking & Brokerage - 0.5%
   475,000     B+/B1         E*Trade Financial Corp., 8.0%, 6/15/11         $   494,000
                                                                            -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                       Value
                             Other Diversified Finance Services - 1.6%
$  525,000     BBB-/Baa3     Bombardier Capital, Inc., 7.09%, 3/30/07      $   525,656
 1,000,000     BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)        940,542
                                                                           -----------
                                                                           $ 1,466,198
                                                                           -----------
                             Total Diversified Financials                  $ 2,726,518
                                                                           -----------
                             Insurance - 6.3%
                             Life & Health Insurance - 1.8%
   725,000     B-/B2         Presidential Life Corp., 7.875%, 2/15/09      $   717,750
   900,000     BB+/Ba1       Provident Co., Inc., 7.0%, 7/15/18                930,649
                                                                           -----------
                                                                           $ 1,648,399
                                                                           -----------
                             Multi-Line Insurance - 1.6%
   750,000     BB/Ba1        Hanover Insurance Group, 7.625%, 10/15/25     $   769,148
   700,000     A/Baa1        Loew Corp., 5.25%, 3/15/16                        691,793
                                                                           -----------
                                                                           $ 1,460,941
                                                                           -----------
                             Property & Casualty Insurance - 1.5%
   850,000     BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14          $   875,805
   450,000     BB+/Baa3      Ohio Casualty Corp., 7.3%, 6/15/14                483,669
                                                                           -----------
                                                                           $ 1,359,474
                                                                           -----------
                             Reinsurance - 1.4%
   700,000     BBB-/Baa3     Odyssey Re Holdings, 7.65%, 11/1/13           $   731,434
   520,000     BBB/Baa2      Platinum Underwriters HD, 7.50%, 6/1/17           529,920
                                                                           -----------
                                                                           $ 1,261,354
                                                                           -----------
                             Total Insurance                               $ 5,730,168
                                                                           -----------
                             Real Estate - 2.0%
                             Real Estate Management & Development - 1.3%
 1,100,000     BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15       $ 1,166,000
                                                                           -----------
                             Real Estate Investment Trust - 0.7%
   550,000     BBB-/Baa3     Health Care, Inc., 6.2%, 6/1/16               $   550,229
   135,000     B+/B1         Trustreet Properties Inc., 7.5%, 4/1/15           135,000
                                                                           -----------
                                                                           $   685,229
                                                                           -----------
                             Total Real Estate                             $ 1,851,229
                                                                           -----------
                             Technology Hardware & Equipment - 1.8%
                             Communications Equipment - 0.9%
   755,000     BBB-/Baa3     Corning, Inc., 5.9%, 3/15/14                  $   762,243
                                                                           -----------
                             Computer Hardware - 0.9%
   800,000     BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                    $   836,834
                                                                           -----------
                             Total Technology Hardware & Equipment         $ 1,599,077
                                                                           -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                             Value
                             Semiconductors - 0.2%
$  225,000     BBB-/Baa3     Chartered Semiconductor, 6.375%, 8/3/15             $   223,698
                                                                                 -----------
                             Total Semiconductors                                $   223,698
                                                                                 -----------
                             Telecommunication Services - 0.2%
                             Integrated Telecommunication Services - 0.2%
   150,000     A/Baa2        AT&T Corp., 7.5%, 6/1/06                            $   151,463
                                                                                 -----------
                             Total Telecommunication Services                    $   151,463
                                                                                 -----------
                             Utilities - 1.7%
                             Electric Utilities - 1.6%
   252,102     BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)        $   249,644
   220,000     BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                       215,308
   550,000     BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)        551,617
   500,000     BB-/Ba3       MSW Energy Holdings, 7.375%, 9/1/10                     513,750
                                                                                 -----------
                                                                                 $ 1,530,319
                                                                                 -----------
                             Total Utilities                                     $ 1,530,319
                                                                                 -----------
                             TOTAL CORPORATE BONDS
                             (Cost $22,211,100)                                  $22,540,188
                                                                                 -----------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 68.6%
   565,405     AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 4/1/20          550,199
   224,977     AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 4/1/35          211,666
   226,146     AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 11/1/34         219,382
   778,901     AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 7/1/35          754,074
 1,313,452     AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 6/1/35        1,301,685
   816,614     AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33          811,119
   299,676     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 1/1/34          302,696
   591,264     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 12/1/33         597,864
   355,014     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 2/1/33          359,351
   403,083     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 4/1/35          407,156
   413,510     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/35          417,688
 1,373,949     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 8/1/34        1,387,799
    25,701     AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 11/1/30          26,775
   464,432     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.00%, 11/1/33        469,617
   516,993     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.50%, 11/1/33        532,590
   479,246     AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 11/1/34         475,316
   205,155     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 5/1/34          207,223
 2,083,275     AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 7/1/34        2,104,275

12    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (Unaudited)                                                                 Value
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued
$  134,170       AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 4/1/33          $   135,668
   992,270       AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 11/1/20             965,584
   921,487       AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 3/1/20              896,705
 1,289,753       AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 6/1/35            1,248,642
   323,530       AAA/Aaa       Federal National Mortgage Association, 5.0%, 10/1/20        320,087
   288,773       AAA/Aaa       Federal National Mortgage Association, 5.5%, 12/1/18        290,690
   452,219       AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/25         451,277
   352,107       AAA/Aaa       Federal National Mortgage Association, 5.5%, 4/1/19         354,540
   517,398       AAA/Aaa       Federal National Mortgage Association, 5.5%, 6/1/33         513,603
 1,458,898       AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/19       1,468,453
   189,885       AAA/Aaa       Federal National Mortgage Association, 6.0% 11/1/32         192,013
   157,302       AAA/Aaa       Federal National Mortgage Association, 6.0% 2/1/33          159,065
   382,653       AAA/Aaa       Federal National Mortgage Association, 6.0%, 2/1/32         387,163
   530,768       AAA/Aaa       Federal National Mortgage Association, 6.0%, 2/1/33         536,718
   329,011       AAA/Aaa       Federal National Mortgage Association, 6.0%, 5/1/33         332,446
 1,062,910       AAA/Aaa       Federal National Mortgage Association, 6.0%, 7/1/33       1,074,008
   465,415       AAA/Aaa       Federal National Mortgage Association, 6.0%, 9/15/33        470,274
   766,291       AAA/Aaa       Federal National Mortgage Association, 6.5% 12/1/31         787,690
   120,006       AAA/Aaa       Federal National Mortgage Association, 6.5% 9/1/31          123,357
    22,784       AAA/Aaa       Federal National Mortgage Association, 6.5%, 1/1/31          23,436
    19,441       AAA/Aaa       Federal National Mortgage Association, 6.5%, 10/1/31         19,983
    28,657       AAA/Aaa       Federal National Mortgage Association, 6.5%, 10/1/32         29,452
   307,575       AAA/Aaa       Federal National Mortgage Association, 6.5%, 2/1/33         316,105
   221,574       AAA/Aaa       Federal National Mortgage Association, 6.5%, 3/1/32         227,718
    28,994       AAA/Aaa       Federal National Mortgage Association, 6.5%, 5/1/31          29,803
   132,000       AAA/Aaa       Federal National Mortgage Association, 6.5%, 6/1/31         135,779
   582,310       AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/34         597,398
   240,730       AAA/Aaa       Federal National Mortgage Association, 7.0%, 12/1/31        251,297
    17,722       AAA/Aaa       Government National Mortgage A 6.0%, 12/15/08                18,015
   114,042       AAA/Aaa       Government National Mortgage A Pool 6.0%, 4/15/13           117,093
   354,192       AAA/Aaa       Government National Mortgage Association II,
                                 5.5%, 2/20/34                                             355,741
   243,209       AAA/Aaa       Government National Mortgage Association II,
                                 7.0%, 1/20/29                                             253,799
    29,819       AAA/Aaa       Government National Mortgage Association
                                 7.0%, 7/15/31                                              31,310
   776,515       AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 10/15/33                                            745,235
 1,400,700       AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 3/15/35                                           1,344,234

The accompanying notes are an integral part of these financial statements.   13

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (Unaudited)                                                     Value
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued
$   471,070      AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 3/20/35                              $  449,136
    691,884      AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 4/15/35                                 663,993
    219,076      AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 5/15/34                                 210,214
    950,452      AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 5/15/35                                 912,136
    792,402      AAA/Aaa       Government National Mortgage Association,
                                 4.5%, 8/15/33                                 760,482
    403,655      AAA/Aaa       Government National Mortgage Association,
                                 5.0%, 10/15/18                                402,872
    922,393      AAA/Aaa       Government National Mortgage Association,
                                 5.0%, 4/15/34                                 911,375
    473,024      AAA/Aaa       Government National Mortgage Association,
                                 5.0%, 4/15/35                                 467,111
    148,794      AAA/Aaa       Government National Mortgage Association,
                                 5.0%, 6/15/35                                 146,934
    323,734      AAA/Aaa       Government National Mortgage Association,
                                 5.0%, 7/15/19                                 322,981
    418,193      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 10/15/17                                424,396
    210,920      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 10/15/34                                212,369
    646,127      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 11/15/34                                650,567
    440,825      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 2/15/35                                 443,856
    186,756      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 6/15/33                                 188,224
    894,551      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 6/15/35                                 900,701
    811,912      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 7/15/33                                 818,294
  1,353,448      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 7/15/34                               1,362,748
    147,383      AAA/Aaa       Government National Mortgage Association,
                                 5.5%, 8/15/33                                 148,541

14    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (Unaudited)                                                       Value
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued
$   154,925      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 1/15/17                               $   159,134
    265,519      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 1/15/19                                   272,655
    307,552      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 1/15/33                                   315,265
    397,008      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 10/15/34                                  406,571
    437,015      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 11/15/31                                  447,914
  1,071,116      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 3/15/17                                 1,100,216
  3,187,452      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 3/15/33                                 3,267,345
    271,021      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 4/15/18                                   278,391
    439,086      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 4/15/33                                   450,099
    375,684      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 7/15/33                                   371,287
    299,248      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 8/15/32                                   306,773
    161,060      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 9/15/32                                   165,110
    604,885      AAA/Aaa       Government National Mortgage Association,
                                 6.0%, 9/15/33                                   620,056
    270,664      AAA/Aaa       Government National Mortgage Association,
                                 6.5%, 1/15/34                                   282,549
     31,937      AAA/Aaa       Government National Mortgage Association,
                                 6.5%, 10/15/31                                   33,380
     31,216      AAA/Aaa       Government National Mortgage Association,
                                 6.5%, 5/15/29                                    32,666
    169,465      AAA/Aaa       Government National Mortgage Association,
                                 6.5%, 5/15/33                                   177,042
     20,105      AAA/Aaa       Government National Mortgage Association,
                                 6.5%, 6/15/31                                    21,014
     96,345      AAA/Aaa       Government National Mortgage Association,
                                 7.0%, 10/15/31                                  101,153
     51,031      AAA/Aaa       Government National Mortgage Association,
                                 7.0%, 6/15/31                                    53,578

The accompanying notes are an integral part of these financial statements.   15

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                           Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - continued
$   24,927     AAA/Aaa       Government National Mortgage Association,
                               7.0%, 7/15/29                                        26,184
    54,179     AAA/Aaa       Government National Mortgage Association,
                               7.0%, 8/15/28                                        56,939
   103,920     AAA/Aaa       Government National Mortgage Association,
                               7.0%, 9/15/31                                       109,105
    55,743     AAA/Aaa       Government National Mortgage Association, I,
                               7.0%, 3/15/31                                        58,525
   412,335     AAA/Aaa       Government National Mortgage Association, II,
                               5.5%, 10/20/19                                      417,135
   403,443     AAA/Aaa       Government National Mortgage Association,
                               5.5%, 7/15/33                                       406,614
   844,172     AAA/Aaa       Government National Mortgage Association,
                               5.0%, 9/15/33                                       834,291
   378,587     AAA/Aaa       Government National Mortgage Association,
                             5.5%, 8/15/33                                         381,562
   640,000     AAA/Aaa       U.S. Treasury Bonds, 5.25%, 11/15/28                  698,050
   240,000     AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                   286,594
   850,000     AAA/Aaa       U.S. Treasury Bonds, 7.25%, 5/15/16                 1,043,707
 1,832,924     AAA/Aaa       U.S. Treasury Inflation Notes, 1.875%, 7/15/15      1,802,567
   443,100     AAA/Aaa       U.S. Treasury Inflation Notes, 3.0%, 7/15/12          468,509
 1,346,040     AAA/Aaa       U.S. Treasury Inflation Protected Security,
                               3.375%, 1/15/12                                   1,447,360
 1,979,777     AAA/Aaa       U.S. Treasury Inflation Protected Security,
                               3.5%, 1/15/11                                     2,115,887
   400,000     AAA/Aaa       U.S. Treasury Notes, 4.0%, 2/15/15                    387,812
   250,000     AAA/Aaa       U.S. Treasury Notes, 4.25%, 11/15/14                  247,090
 1,940,000     AAA/Aaa       U.S. Treasury Notes, 4.875%, 2/15/12                1,991,759
   360,000     AAA/Aaa       U.S. Treasury Notes, 5.25%, 2/15/29                   392,836
 2,705,000     AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                3,038,475
   450,000     AAA/Aaa       U.S. Treasury Notes, 7.875%, 2/15/21                  609,012
 1,200,000                   U.S. Treasury Strip, 0.0%, 11/15/13                   846,760
   500,000                   U.S. Treasury Strip Zero Coupon Due: 05/15/13         361,240
                                                                               -----------
                                                                               $63,627,997
                                                                               -----------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS
                             (Cost $64,014,860)                                $63,627,997
                                                                               -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                             Value
                            MUNICIPAL BONDS - 0.4%
                            Government - 0.4%
$350,000                    Tobacco Settlement Authority Iowa, 6.79%, 6/1/10    $   365,498
                                                                                -----------
                            TOTAL MUNICIPAL BONDS                               $   365,498
                                                                                -----------
                            (Cost $330,823)                                     $   365,498
                                                                                -----------
                            TEMPORARY CASH INVESTMENTS - 0.5%
 491,625                    Security Lending Collateral - 0.5%
                            Security Lending Investment Fund, 4.24%             $   491,625
                                                                                -----------
                            TOTAL INVESTMENT IN SECURITIES - 98.0%
                            (Cost $89,119,534) (a)                              $89,088,855
                                                                                -----------
                            OTHER ASSETS AND LIABILITIES - 2.0%                 $ 1,839,607
                                                                                -----------
                            TOTAL NET ASSETS - 100.0%                           $90,928,462
                                                                                ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1993. Such securities may be resold normally to qualified institutional buyers in a transition exempt from registration. At December 30, 2005, the value of these securities amounted to $5,638,234 or 6.2% of the total net assets.

N/R  Not rated.

(a)  At December 31, 2005, the net unrealized loss on investments based on cost for federal income tax purposes of $89,188,902 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                  $  1,084,312
                                                                                ------------
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                    (1,184,359)
                                                                                ------------
     Net unrealized loss                                                        $   (100,047)
                                                                                ============

(b)  At December 31, 2005, the following security was out on loan:


Principal
Amount                         Security                             Value
546,250          Ford Motor Credit Co., 5.7%, 1/15/10             $ 478,791
                                                                  ---------
                 Total                                            $ 478,791
                                                                  =========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $37,549,732 and $37,871,542, respectively.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $478,791) (cost $89,119,534)                              $89,088,855
  Cash                                                          1,563,591
  Interest Receivable                                             823,023
  Other                                                                20
                                                              -----------
      Total assets                                            $91,475,489
                                                              -----------
LIABILITIES:
  Payables -
    Upon return of securities loaned                          $   491,625
  Due to affiliates                                                 4,039
  Accrued expenses                                                 51,207
  Other                                                               156
                                                              -----------
      Total liabilities                                       $   547,027
                                                              -----------
NET ASSETS:
  Paid-in capital                                             $96,529,816
  Undistributed net investment income                              61,824
  Accumulated net realized loss on investments                 (5,632,499)
  Net unrealized loss on investments                              (30,679)
                                                              -----------
      Total net assets                                        $90,928,462
                                                              ===========
NET ASSET VALUE PER SHARE:
  (based on $90,928,462 [divided by] 7,395,024 shares)        $     12.30
                                                              ===========

18    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05


INVESTMENT INCOME:
  Interest                                               $4,881,415
  Income from securities loaned, net                         45,865
                                                         ----------
      Total investment income                                            $ 4,927,280
                                                                         -----------
EXPENSES:
  Management fees                                        $  525,251
  Transfer agent fees and expenses                           84,971
  Administrative reimbursements                              18,512
  Custodian fees                                             19,290
  Professional fees                                          44,925
  Printing expense                                           16,173
  Fees and expenses of nonaffiliated trustees                 7,793
  Miscellaneous                                              34,303
                                                         ----------
      Net expenses                                                       $   751,218
                                                                         -----------
       Net investment income                                             $ 4,176,062
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments:                                      $   315,593
  Change in net unrealized loss on investments                            (2,264,603)
                                                                         -----------
  Net loss on investments                                                $(1,949,010)
                                                                         -----------
  Net increase in net assets resulting from operations                   $ 2,227,052
                                                                         ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04, respectively

                                                             Year Ended        Year Ended
                                                              12/31/05          12/31/04
FROM OPERATIONS:
Net investment income                                     $ 4,176,062       $ 4,446,095
Net realized gain on investments                              315,593         2,304,766
Change in net unrealized loss on investments               (2,264,603)       (1,153,846)
                                                          -----------       -----------
    Net increase in net assets resulting
     from operations                                      $ 2,227,052       $ 5,597,015
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.62 and $0.72 per
  share, respectively)                                    $(4,584,893)      $(5,324,394)
                                                          -----------       -----------
  Total distributions to shareowners                      $(4,584,893)      $(5,324,394)
                                                          -----------       -----------
  Net increase (decrease) in net assets                   $(2,357,841)      $   272,621
NET ASSETS:
Beginning of year                                          93,286,303        93,013,682
                                                          -----------       -----------
End of year (including undistributed (distributions in
  excess of) net investment income of $61,824 and
  ($12,398), respectively)                                $90,928,462       $93,286,303
                                                          ===========       ===========

20    The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
                                                            12/31/05    12/31/04(a)     12/31/03       12/31/02     12/31/01(b)
Net asset value, beginning of period                        $ 12.61      $ 12.58        $ 12.22       $ 12.33        $ 12.36
                                                            -------      -------        -------       -------        -------
Increase (decrease) from investment operations:
 Net investment income                                      $  1.81      $  0.61        $  0.69       $  0.82        $  0.85
 Net realized and unrealized gain (loss) on investments       (1.50)        0.14           0.35         (0.12)         (0.01)
                                                            -------      -------        -------       -------        -------
   Net increase from investment operations                  $  0.31      $  0.75        $  1.04       $  0.70        $  0.84
Distributions to shareowners:
 Net investment income                                        (0.62)       (0.72)         (0.68)        (0.81)         (0.87)
                                                            -------      -------        -------       -------        -------
Net increase (decrease) in net asset value                  $ (0.31)     $  0.03        $  0.36       $ (0.11)       $ (0.03)
                                                            -------      -------        -------       -------        -------
Net asset value, end of period                              $ 12.30      $ 12.61        $ 12.58       $ 12.22        $ 12.33
                                                            =======      =======        =======       =======        =======
Market value, end of period                                 $ 10.85      $ 11.45        $ 11.53       $ 11.23        $ 11.40
Total return*                                                  0.11%        5.48%(d)       8.91%         5.58%(c)       9.13%
Ratio of net expenses to average net assets+                   0.81%        0.77%          0.90%         0.84%          0.92%
Ratio of net investment income to average net assets+          4.51%        4.82%          5.53%         7.15%          6.76%
Portfolio turnover rate                                          42%          47%            71%           43%            52%
Net assets, end of period (in thousands)                    $90,928      $93,286        $93,014       $90,334        $91,193
Ratios assuming no reduction for fees paid indirectly:
 Net expenses                                                  0.81%        0.77%          0.90%         0.84%          0.92%
 Net investment income                                         4.51%        4.82%          5.53%         7.15%          6.76%

* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividends reinvestment plan. Total investment return does not reflect brokerage commissions.
+    Ratios assuming no reduction for fees paid indirectly.
(a) The per share data presented is based upon the average shares outstanding for the period presented.
(b) On January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.85% to 6.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(c) Previously reported 2.40% which was based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(d) Previously reported 6.11% which was based on net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the net asset value at the end of the period.

   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Interest Shares (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus. Please refer to that document when considering the Fund's risks. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized and accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion or premium or discount on debt securities is included in interest income. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2005 the Fund had a net capital loss carryforward of $5,094,325 of which $2,754,182 will expire in 2008, $887,544 will expire in
     2009, $1,200,417 will expire in 2010, $252,182 will expire in 2011, if not utilized.

     The Trust has elected to defer approximately $538,026 of capital losses recognized between November 1, 2005 and December 31, 2005 to its fiscal year ending December 31, 2006.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                           2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income                       $4,584,893       $5,324,394
  Long-term capital gain                         -                -
                                        ----------       ----------
    Total                               $4,584,893       $5,324,394
                                        ==========       ==========
--------------------------------------------------------------------------------

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

     The following shows the components of accumulated losses on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                        2005
                                                  ---------------
Undistributed ordinary income                      $   131,044
Capital loss carryforward                           (5,094,325)
Post October losses deferred                          (538,026)
Unrealized depreciation                               (100,047)
                                                   -----------
   Total                                           $(5,601,354)
                                                   ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

     At December 31, 2005, the Fund has reclassified $483,053 to increase undistributed net investment income and $483,053 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Dividend and Distribution Reinvestment Plan

     All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. Participation in

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the plan.

D.   Securities Lending

     The Fund lends securities in the Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005, $2,848, was payable to PIM related to management fees, administrative reimbursements and certain other services and is included in due to affiliates.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,191 in transfer agent fee due to PIMSS at December 31, 2005.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Interest Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Interest Shares:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Interest Shares (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

Pioneer Interest Shares

--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------

On September 9, 2005, Pioneer Interest Shares held its annual meeting of shareowners to elect trustees and to vote on proposals to amend certain of the Fund's fundamental investment policies. All trustees were elected and certain proposals were approved. Here are the detailed results of the votes and a description of the amended investment policies that were approved by shareowners.

Proposal 1 - To elect trustees.

Nominee                                         Affirmative        Withheld
-------                                         -----------        --------
M.K. Bush                                        4,429,488          986,209
J.F. Cogan, Jr.                                  4,465,784          949,913
D.R. Bock                                        4,464,640          951,058
M.B.W. Graham                                    4,478,396          937,302
O.M. Hood                                        4,467,557          948,141
S.K. West                                        4,465,007          950,690
J. Winthrop                                      4,479,214          936,484
M.A. Piret                                       4,478,825          936,873

Proposals 2(a) - (j) - Amendment
to Investment Policies                 Affirmative          Against          Abstain
---------------------------------      -----------          -------          -------
2 (a). To approve amendment          4,148,166.237       393,614.642      158,524.535
to fundamental investment
policy regarding investments
in real estate

2 (b). To approve elimination        3,304,872.356     1,232,688.164      162,744.894
of fundamental restriction
regarding investments in illiq-
uid securities

2 (c). To approve elimination        4,056,512.837       494,965.143      148,827.434
of fundamental restriction
regarding investments in
unseasoned companies

2 (d). To approve amendment          4,195,864.850       351,343.477      153,097.087
to fundamental investment
policy regarding investments
in other investment compa-
nies

2 (e). To approve elimination        3,317,141.396     1,242,241.897      140,922.121
of fundamental restriction
regarding investments in
undeveloped or underdevel-
oped countries

2 (f). To approve elimination of     3,344,577.435     1,195,798.549      159,929.430
fundamental restriction
regarding investments in
which a trustee or officer is
invested

Pioneer Interest Shares

--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------

Proposals 2(a) - (j) - Amendment
to Investment Policies                 Affirmative          Against           Abstain
--------------------------------       -----------          -------           -------
2 (g). To approve elimination        4,140,085.332       383,677.333      176,542.749
of fundamental restriction
regarding investments in joint
accounts

2 (h). To approve elimination of     4,148,257.770       375,610.853      176,436.791
fundamental restriction regard-
ing investments for control

2 (i). To approve amendment          3,343,606.978     1,189,915.864      166,782.572
to fundamental investment
policy regarding borrowing

2 (j). To approve amendment          3,362,325.630     1,168,294.923      169,684.861
to fundamental investment
policy regarding loans

Amendment to Fundamental Investment Policies
Shareholders of the fund approved revisions to the fund's fundamental investment policy regarding investments in real estate:

The fund may not invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

Shareholders of the fund approved revisions to the fund's fundamental investment policy regarding investments in other investment companies and designated this new policy as non-fundamental:

The fund may not acquire the securities of other domestic or non-U.S. investment companies, except to the extent permitted by the 1940 Act.

Shareholders of the fund approved revisions to the fund's fundamental policy regarding investments for control and designated this new policy as non-fundamental:

The fund may not invest in companies for the purposes of exercising control or management.

Shareholders also approved eliminating the fund's fundamental investment restrictions regarding investments in unseasoned companies and investments in joint accounts.

Pioneer Interest Shares

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") vote separately annually to approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Fund invests, (iii) the procedures employed to determine the value of each of the Fund's assets, (iv) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (v) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment

Pioneer Interest Shares

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Adviser's compliance department, (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Fund's prospectuses and reports to shareholders and (viii) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten periods for the Fund and a peer group selected by the Independent Trustees for this purpose,
(2) management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of market price relative to the Trust's net assets was comparable relative to other closed-end funds with similar investment approaches.

Pioneer Interest Shares

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return and yield, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of the peer group for the 12 months ended June 30, 2005, the fifth quintile of the peer group for the three years ended June 30, 2005, the fifth quintile for the five years ended June 30, 2005, and the fifth quintile for the ten year period ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered that the yield (gross of expenses) to Fund shareholders relative to the yield (as of June 2005) of the Lehman Aggregate Bond Index. The Trustees concluded that the recent performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareholders of the Fund, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the

Pioneer Interest Shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 was in the third quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with

Pioneer Interest Shares

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Since the Fund is a closed-end fund and its size is relatively stable at level of assets that were anticipated when the management fee was initially set, the Trustees concluded that additional steps to address economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Interest Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Interest Shares
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Positions Held
Name and Age                                                                               With the Fund
John F. Cogan, Jr. (79)*                                                                   Chairman of the
                                                                                           Board,
                                                                                           Trustee and
                                                                                           President,
                                                                                           since 1993

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**                                                                      Trustee and
                                                                                           Executive Vice
                                                                                           President, since
                                                                                           June 2003

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------


Pioneer Interest Shares
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Positions Held
Name and Age                                                                               With the Fund
John F. Cogan, Jr. (79)*                                                                   Serves until
                                                                                           successor trustee is
                                                                                           elected or earlier
                                                                                           retirement or
                                                                                           removal

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**                                                                      Serves until
                                                                                           successor trustee is
                                                                                           elected or earlier
                                                                                           retirement or
                                                                                           removal

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------


Pioneer Interest Shares
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
                               Positions Held        Length of Service
Name, Age and Address          With the Fund         and Term of Office
David R. Bock **(61)           Trustee since 2005    Serves until successor
3050 K. Street NW,                                   trustee is elected or
Washington, DC 20007                                 earlier retirement or
                                                     removal.

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
--------------------------------------------------------------------------------
Mary K. Bush (57)              Trustee since 1997    Serves until
3509 Woodbine Street,                                successor trustee
Chevy Chase, MD 20815                                is elected or earlier
                                                     retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Trustee since 1993    Serves until
1001 Sherbrooke Street West,                         successor trustee
Montreal, Quebec, Canada                             is elected or earlier
H3A 1G5                                              retirement or removal
--------------------------------------------------------------------------------


Pioneer Interest Shares
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                  by this Trustee
David R. Bock **(61)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank)(1995 - 2000; 2002          affordable housing
                               to 2004); Executive Vice President and Chief Financial       finance company);
                               Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                               company) (2000 - 2002).                                      Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm).                                              Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Millennium Chemicals,
                                                                                            Inc. (commodity
                                                                                            chemicals), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, and R.J.
                                                                                            Reynolds Tobacco
                                                                                            Holdings, Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Professor of Management, Faculty of Management,
Montreal, Quebec, Canada       McGill University.
H3A 1G5


Pioneer Interest Shares
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
                                Positions Held        Length of Service
Name, Age and Address           With the Fund         and Term of Office
Marguerite A. Piret (57)        Trustee since 1993.   Serves until
One Boston Place, 28th Floor,                         successor trustee
Boston, MA 02108                                      is elected or earlier
                                                      retirement or removal
--------------------------------------------------------------------------------
Stephen K. West (77)            Trustee since 1993.   Serves until
125 Broad Street,                                     successor trustee
New York, NY 10004                                    is elected or earlier
                                                      retirement or removal
--------------------------------------------------------------------------------
John Winthrop (69)              Trustee since 1993.   Serves until
One North Adgers Wharf,                               successor trustee
Charleston, SC 29401                                  is elected or earlier
                                                      retirement or removal
--------------------------------------------------------------------------------


Pioneer Interest Shares
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (57)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------
Stephen K. West (77)            Senior Counsel, Sullivan & Cromwell (law firm).           Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company) and
                                                                                          AMVESCAP PLC
                                                                                          (investment managers)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (69)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (57)   Secretary   Serves at        Secretary of PIM-USA; Senior Vice President - Legal        None
                                       the discretion   of Pioneer; and Secretary/Clerk of most of PIM-USA's
                                       of the Board     subsidiaries; Secretary of all of the Pioneer Funds since
                                                        September 2003 (Assistant Secretary from November
                                                        2000 to September 2003).
-------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher J. Kelley (40)   Assistant Secretary   Serves at
                                                   the discretion
                                                   of the Board
--------------------------------------------------------------------------------
David C. Phelan (48)         Assistant Secretary   Serves at
                                                   the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Vincent Nave (60)            Treasurer             Serves at
                                                   the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (45)         Assistant Treasurer   Serves at
                                                   the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant Treasurer   Serves at
                                                   the discretion
                                                   of the Board
--------------------------------------------------------------------------------


Pioneer Interest Shares
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                     Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years             by this Officer
Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of          None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001;  Assistant Secretary of all Pioneer Funds since
                             September 2003.
-------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;     None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003.
-------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)            Vice President - Fund Accounting, Administration        None
                             and Custody Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (45)         Deputy Treasurer of Pioneer since 2004; Treasurer       None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004.
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant Vice President - Fund Accounting,             None
                             Administration and Custody Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares
-------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------------------------------------------------
                               Positions Held        Length of Service
Name and Age                   With the Fund         and Term of Office
Gary Sullivan (47)             Assistant Treasurer   Serves at
                                                     the discretion
                                                     of the Board

Katherine Kim Sullivan (31)    Assistant Treasurer   Serves at
                                                     the discretion
                                                     of the Board


Martin J. Wolin (38)           Chief Compliance      Serves at
                               Officer               the discretion
                                                     of the Board


Pioneer Interest Shares
---------------------------------------------------------------------------------------------------------------
FUND OFFICERS
---------------------------------------------------------------------------------------------------------------
                                                                                     Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years             by this Officer
Gary Sullivan (47)           Fund Accounting Manager - Fund Accounting,              None
                             Administration and Custody Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer
                             Funds since May 2002.
---------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (31)  Fund Administration Manager - Fund Accounting,          None
                             Administration and Custody Services since June
                             2003; Assistant Vice President - Mutual Fund
                             Operations of State Street Corporation from June
                             2002 to June 2003 (formerly Deutsche Bank
                             Asset Management); Pioneer Fund Accounting,
                             Administration and Custody Services (Fund Accounting
                             Manager from August 1999 to May 2002, Assistant
                             Treasurer of all Pioneer Funds since September 2003.
---------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)         Chief Compliance Officer of Pioneer (Director of        None
                             Compliance and Senior Counsel from November 2000
                             to September 2004); and Chief Compliance Officer of
                             all of the Pioneer Funds since 2004.
---------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                             1-800-710-0935

Telecommunications Device for the Deaf (TDD)                    1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                     Write to
General inquiries, lost dividend checks                 P.O. Box 3315
                                                        South Hackensack, NJ
                                                        07606-1915

Change of address, account consolidation                P.O. Box 3316
                                                        South Hackensack, NJ
                                                        07606-1916

Lost stock certificates                                 P.O. Box 3317
                                                        South Hackensack, NJ
                                                        07606-1917

Stock transfer                                          P.O. Box 3312
                                                        South Hackensack, NJ
                                                        07606-1912

Dividend reinvestment plan (DRIP)                       P.O. Box 3338
                                                        South Hackensack, NJ
                                                        07606-1938

For additional information, please contact your investment advisor or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund totaled approximately $21,505 in 2005 and $18,700 in 2004.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2005 and 2004.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $6,800 in 2005 and $6,000 in 2004.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2005 and 2004.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31, 2005 and 2004, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $6,800 in 2005 and $6,000 in 2004. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1





ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

(a)(1)

As of the date of this report, day-to-day management of the fund's portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

(a)(2)

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of      Total Assets        Number of Accounts        Assets Managed
Manager                                Accounts       Managed             Managed for which         for which
                                       Managed                            Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes     Other Registered     8        $2,709,808,000             0                     N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         1          $473,888,000             0                     N/A
                      Investment
                      Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       0            N/A                    0                     N/A

-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(a)(3)

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

          o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund are the Lehman Brothers Municipal Bond Index and the S&P 500 Index. As a result of these benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

          o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

          o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(a)(4)

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Kenneth J. Taubes                        A
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.




Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Interest Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  February 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 28, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date February 28, 2006

* Print the name and title of each signing officer under his or her signature.